Indemnification assets (Tables)	6 Months Ended
Jun. 30, 2022
Business Combinations1 [Abstract]
Summary of Indemnification Assets	Acquisitions
Fortenova Group's Frozen Food Business Group
On September 30, 2021, the Company announced the completion of the acquisition of the Fortenova Group’s Frozen Food Business Group (FFBG) for consideration of €641.6 million. FFBG is a leading European frozen food portfolio operating in attractive markets new to Nomad, including Croatia, Serbia, Bosnia & Herzegovina, Hungary, Slovenia, Kosovo, North Macedonia and Montenegro. Its two anchor brands, Ledo and Frikom, have unparalleled consumer awareness and number one market share in many of these markets and offer a broad range of frozen food products including fish, fruits, vegetables, ready meals, pastry and ice cream.
The consideration includes cash paid as well as contingent consideration due which has been reassessed in the period, which has increased the overall consideration by €1.5 million compared to that reported as at December 31, 2021, with a corresponding reduction in goodwill. Contingent consideration remaining is payable on the recovery of some ringfenced assets and has been recognized to the extent management believes they will be recoverable. The preliminary assessment of the values over the assets and liabilities at the date of acquisition and the consideration paid is as follows:

September 30, 2021
€m
Assets:
Intangible assets	301.9
Tangible assets	95.0
Trade and other receivables	71.7
Cash	43.6
Inventories	46.9
Deferred taxes	14.8
Total assets	573.9

Liabilities:
Current liabilities	62.1
Non-current liabilities	16.6
Deferred taxes	47.7
Total liabilities	126.4

Total identifiable net assets acquired	447.5

Total purchase consideration	641.6

Total identifiable net assets acquired	(447.5)

Goodwill	194.1
The preliminary goodwill recognized on acquisition is €194.1 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.
If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition is identified, then the accounting for the acquisition will be revised.

€m
Balance at January 1, 2022	9.5
Release of indemnification asset	(7.7)
Balance at June 30, 2022	1.8